Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income tax expiration, description	The Company has Swiss tax loss carryforwards of $23.6 million as of December 31, 2021 (December 31, 2020: $15.5 million) of which $11.5 million will expire within the next five years, and $12.1 million will expire between 2027 - 2028.
Effective tax rate	0.00%	0.00%	0.00%
Net operating loss (in Dollars)	$ 9,700,000